UNITED STATES	OMB APPROVAL
SECURITIES AND EXCHANGE COMMISSION	OMB Number: 3235-0060 Expires: March 31, 2006 Estimated average burden hours per response. . 28.0
Washington, D.C. 20549
FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	May 15, 2005

Vital Images, Inc.
(Exact name of registrant as specified in its charter)

Minnesota	0-22229	41-1321776
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

5850 Opus Parkway, Suite 300, Minnetonka, Minnesota		55343
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code		(952) 487-9500

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 – Registrant’s Business and Operations

Item 1.01 Entry into a Material Definitive Agreement

(a)          (1)          By an offer letter dated May 15, 2005, and an agreement dated May 16, 2005, Vital Images, Inc. (the “Company”) is employing Mr. Michael H. Carrel as its Chief Operating Officer and Chief Financial Officer.  A copy of this offer letter is filed with this report as Exhibit 99.1, and a copy of this agreement is filed with this report as Exhibit 99.2.

(2)          The material terms and conditions of Mr. Carrel’s employment agreement with , including without limitation his base salary, incentive compensation, restricted stock and stock option incentives, signing bonus, termination and severance, are set forth in the document entitled Summary of Final Terms for Carrel Compensation (the “Summary”), which is filed with this report as Exhibit 99.3 and incorporated herein by reference.

(3)          Concurrently with the entrance by the Company and Mr. Carrel into the employment agreement, by agreement dated May 16, 2005, the Company and Mr. Carrel entered into a Change in Control Agreement, which is filed with this report as Exhibit 99.4.

Section 5 – Corporate Governance and Management

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

(c)          (1)          On May 16, 2005, the Company announced by press release that it is employing Mr. Michael H. Carrel as its Chief Operating Officer and Chief Financial Officer.  A copy of this press release was filed as Exhibit 99.1 to the Company’s Current Report on Form 8-K filed on May 16, 2005, and is incorporated herein by reference.

(2)          Since January 2005, Mr. Carrel, 34, has served as the Company’s interim Chief Financial Officer.  Since January 2005, he had also been a Senior Vice President of Technology Solutions Company, an information technology consulting company.  Between May 1997 and December 2004, he held positions of increasing responsibility with Zamba Corporation, an information technology consulting company that was acquired by Technology Solutions Company in December 2004.  During his tenure with Zamba, Mr. Carrel was President, Chief Executive Officer, Chief Financial Officer, and a director from July 2004 through December 2004, Executive Vice President and Chief Financial Officer from October 1998 through June 2004, and Director of Business Development from May 1997 through October 1998.  He also served as Chief Financial Officer of NextNet Wireless, Inc., from October 2003 through March 2004.

(3)          The material terms and conditions of Mr. Carrel’s employment agreement with , including without limitation his base salary, incentive compensation, restricted stock and stock option incentives, signing bonus, termination and severance, are set forth in the document entitled Summary of Final Terms for Carrel Compensation (the “Summary”), which is filed with this report as Exhibit 99.3 and incorporated herein by reference.

Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

(c)  Exhibits.

The following exhibits are being furnished with this Current Report on Form 8-K and are hereby incorporated herein by reference:

99.1                           Offer letter dated May 15, 2005, by and between Vital Images, Inc. and Michael H. Carrel.

99.2                           Employment Agreement dated May 16, 2005, by and between Vital Images, Inc. and Michael H. Carrel.

99.3                           Summary of Final Terms for Carrel Compensation.

99.4                           Change in Control Agreement dated May 16, 2005, by and between Vital Images, Inc. and Michael H. Carrel.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Vital Images Inc.

Date: May 19, 2005
	By	/s/ Jay D. Miller
Jay D. Miller
President & CEO
Vital Images, Inc.

EXHIBIT INDEX

99.1                           Offer letter dated May 15, 2005, by and between Vital Images, Inc. and Michael H. Carrel.

99.2                           Employment Agreement dated May 16, 2005, by and between Vital Images, Inc. and Michael H. Carrel.

99.3                           Summary of Final Terms for Carrel Compensation

99.4                           Change in Control Agreement dated May 16, 2005, by and between Vital Images, Inc. and Michael H. Carrel.